                                         EXECUTIVE GRANTOR TRUST AGREEMENT

                                                  AMENDMENT 2002-1
                                               Effective May 14, 2002

The Edison International Executive Grantor Trust agreement is amended as follows:

To delete the following grantors: Edison EV, Edison Source, Edison Enterprises, Mission Land Company, The Mission
Group, and Edison Technology Solutions.

To add Section 3.02-5 to read as follows:
3.02-5  Prior to a Special  Circumstance,  the Trust  Committee  may direct the  Trustee in writing to  reimburse  a
Grantor for any benefit  payments  made directly by the Grantor to  Participants  in  accordance  with 3.02-1.  Such reimbursement  directions will include a schedule showing the names of the Participants  paid, the amounts paid, and the dates of payment and must be received by the Trustee within one year of payment.

Edison International                                    U.S. Trust of California N.A.

By:         [Beverly P. Ryder]                          By:      [Terry J. Colberg]
    ---------------------------------                       -----------------------
Title: Vice President and Secretary                     Title: [Vice President]

Southern California Edison Company                      Edison EV

By:         [Beverly P. Ryder]                          By:      [Kenneth S. Stewart]
    ---------------------------------                       -------------------------
Title: Secretary                                        Title: President

Edison Technology Solutions                             Edison Capital
                                                        Edison Enterprises
                                                        Edison Source
By:      [Kenneth S. Stewart]                           Edison Mission Energy
    ------------------------------
Title: President                                        Mission Land Company
                                                        The Mission Group

                                                        By:      [Kenneth S. Stewart]
                                                            -------------------------
                                                        Title: Attorney-in-Fact